Commercial Agreement Assets	12 Months Ended
Dec. 31, 2022
Commercial Agreement Assets [Abstract]
Commercial Agreement Assets
7.	Commercial Agreement Assets

During the years ended December, 2021 and 2022, the Company recognized assets in connection with commercial agreements with Shopify , in which the Company granted warrants in exchange for the benefit of being an exclusive third-party provider of an end-to-end cross-border solution and for providing a white label solution for Shopify Markets Pro These assets represent the probable future economic benefits to be realized over a four-year expected benefit period and are valued based on the fair value of the vested warrants on the grant date. As of December 31, 2021 and 2022 the Company recognized assets of $280.8 million and $504.7 million associated with the fair value of the vested warrants.

During the year ended December 31, 2022 the Company granted Shopify warrants of up to an aggregate of 738,081 Ordinary Shares which will vest upon the achievements of certain performance milestones, which have yet to be met as of December 31, 2022. As the Company estimates that all predetermined terms will be met, the Company recorded expenses related to this warrant to represent the probable future economic benefits to be realized over a four-year expected benefit period.

For the years ended December 31, 2021 and 2022, the Company recorded amortization expenses related to the commercial agreement assets of $84.3 million and $149 million, respectively, in the Company’s consolidated statements of operations and comprehensive loss as a component of sales and marketing expense.